SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)

                           Filed by the Registrant |X|
                   Filed by a Party other than the Registrant
Check the appropriate box:
| |   Preliminary Proxy Statement   | | Confidential, For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
      Definitive Additional Materials

            Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                             MAXIMUM DYNAMICS, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
               Payment of Filing Fee (Check the appropriate box):
                               | | No Fee Required
Fee computed on table below per Exchange Act Rules 14(a)6(i)(1) and 011
(1) Title of each class of securities to which investment applies:

(2) Aggregate number of securities to which investment applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011: (set forth the amount on which the filing fee is calculated and state how it was determined): Purchase price of assets to be acquired.

(4) Proposed maximum aggregate value of transaction: $100,000.00

(5) Total fee paid:  $20.00

|X| Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

MAXIMUM DYNAMICS, INC.
2 N. Cascade Avenue, Ste 1100
Colorado Springs, CO 80903





                                  October 25, 2002



DEAR FELLOW STOCKHOLDER:

         On behalf of the Board of Directors, I am pleased to invite you to attend a special meeting of stockholders of Maximum Dynamics, Inc., to be held on November 27, 2002, at 11:00 a.m., local time, at the executive offices of Maximum Dynamics, Inc., 2 N. Cascade Avenue, Ste 1100, Colorado Springs, CO 80903. The Notice of Special Meeting, Proxy Statement and form of proxy are enclosed with this letter.

         The matters expected to be acted upon at the meeting are described in detail in the following Notice of Special Meeting and Proxy Statement.

         I am delighted you have chosen to invest in Maximum Dynamics, Inc. and hope that, whether or not you plan to attend the special meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy card in the envelope provided. Your vote is important. Voting by written proxy will ensure your representation at the special meeting if you do not attend in person.

         I look forward to seeing you at the special meeting.

                                Very truly yours,



                               /s/ Eric R. Majors
                               -----------------------
                               ERIC R. MAJORS
                               Chief Executive Officer

                             MAXIMUM DYNAMICS, INC.
                          2 N. CASCADE AVENUE, STE 1100
                        Colorado Springs, Colorado 80903
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                         To Be Held On November 27, 2002

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the special meeting of stockholders of Maximum Dynamics, Inc, a Colorado corporation, will be held on November 27, 2002, at 11:00 a.m., local time, at our executive offices, 2 N. Cascade Avenue, Suite 1100, Colorado Springs, CO 80903, to vote on the following proposals:

1. To approve proposed amendments to our Articles of Incorporation, a copy of which is attached hereto as Exhibit A, to effect the following:

     o increase our authorized Common Stock from 20,000,000 shares to 200,000,000 shares no par value per share;
     o increase our authorized Preferred Stock from 5,000,000 shares to 20,000,000 shares no par value per share;
     o authorize the Board of Directors to establish the preferences, limitations and relative rights of our Preferred Stock without obtaining stockholder approval.

2. To approve the purchase of the assets of Barrington Gap, Inc., in exchange for stock and other consideration pursuant to the Agreement dated October 8, 2002 attached hereto as Exhibit B.

3. To act upon such other matters and transact such other business as may properly come before the special meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on October 10, 2002 as the record date for determining the stockholders entitled to receive notice of and to vote, either in person or by proxy, at the special meeting and at any and all adjournments or postponements thereof. To vote your shares, please sign, date and complete the enclosed proxy and mail it promptly in the enclosed, postage-paid return envelope.

         PLEASE NOTE THAT THE COMPANY'S CONTROLLING STOCKHOLDERS HAVE INFORMED THE COMPANY THAT THEY WILL BE VOTING "FOR" PROPOSALS 1 AND 2 ABOVE. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDERS ARE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR BOTH OF THE PROPOSALS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE EITHER OF THE PROPOSALS.

                                          By Order of the Board of Directors:

                                          /s/Eric Majors
                                          ERIC MAJORS
                                          Chief Executive Officer

Colorado Springs, CO  80903
October 25, 2002

                                -----------------
                                 PROXY STATEMENT
                                -----------------

         This Proxy Statement is furnished to the stockholders of Maximum Dynamics, Inc. ("Maximum" or the "Corporation") in connection with the solicitation on behalf of our Board of Directors of proxies to be voted at the Special Meeting of Stockholders of Maximum (together with any adjournments or postponements thereof, the "Special Meeting"). The Special Meeting will be held on November 27, 2002 at 11:00 a.m., local time, at our executive offices, which are located at 2 N. Cascade Avenue, Suite 1100, Colorado Springs, CO 80903.

         This Proxy Statement and the accompanying proxy card were first mailed to our stockholders on or about October 25, 2002.

         All shares represented by properly executed proxies will be voted in accordance with directions on the proxies. If no direction is indicated, the shares will be voted at the Special Meeting FOR the amendments to the Articles of Incorporation to increase the authorized common stock, increase the authorized preferred stock and authorize the Board of Directors to establish the preferences, limitations and relative rights of our preferred stock without obtaining stockholder approval. A stockholder executing and returning a proxy may revoke it at any time before it is exercised by written notice to the Secretary of Maximum or by voting in person at the Special Meeting.

         The Board of Directors does not know of any matters to be brought before the Special Meeting other than the items set forth in the accompanying Notice of Special Meeting of Stockholders. The enclosed proxy confers discretionary authority to the persons appointed by the Board of Directors to vote on any other matter that is properly presented for action at the Special Meeting.

         The cost of solicitation of proxies by the Board of Directors is to be borne by Maximum. In addition to the use of the mails, proxies may be solicited by telephone and telecopier transmission by our directors, officers and employees. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with the solicitation.

         PLEASE NOTE THAT THE COMPANY'S CONTROLLING STOCKHOLDERS HAVE INFORMED THE COMPANY THAT THEY WILL BE VOTING "FOR" PROPOSALS 1 AND 2 ABOVE. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDERS ARE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR BOTH OF THE PROPOSALS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE EITHER OF THE PROPOSALS.

YOU ARE HEREBY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ACCOMPANYING ENVELOPE, WHICH IS POSTAGE-PAID IF MAILED IN THE UNITED STATES.

                                ABOUT THE MEETING

What is the purpose of the Special Meeting?

         At our Special Meeting, stockholders will act upon the matters outlined in the Notice of Special Meeting of Stockholders on the cover page of this proxy statement, including the proposed amendments to our Articles of Incorporation. In addition, management will respond to appropriate questions from stockholders.

Who is entitled to vote at the meeting?

         Only stockholders of record of shares of Common Stock at the close of business on October 10, 2002 (the "Record Date") will be entitled to vote at the Special Meeting. On the Record Date, 9,550,000 shares of Common Stock were issued and outstanding. These shares of Common Stock were the only outstanding voting securities of Maximum. If you were a stockholder of record of shares of Common Stock on that date, you will be entitled to vote all of the shares that you held on that date at the Special Meeting.

What are the voting rights of the holders of our Common Stock?

         Each share of Common Stock is entitled to one vote on each proposal submitted to stockholders. Stockholders of record may vote on a matter by marking the appropriate box on the proxy.

Who can attend the Special Meeting?

         Any stockholder of record may attend the Special Meeting.

What constitutes a quorum?

         A majority of the outstanding shares of our Common Stock, represented in person or by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. As of the Record Date, 9,550,000 shares of our Common Stock were outstanding. Thus, the presence, in person or by proxy, of the stockholders of Common Stock representing at least 4,775,001 votes will be required to establish a quorum. Action on all matters scheduled to come before the Special Meeting, including the amendments to our Articles of Incorporation, will be authorized by the affirmative vote of the majority of shares present at the Special Meeting and entitled to vote on such matters. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

How do I vote?

         If you complete and properly sign the accompanying proxy card and return it to Maximum, it will be voted as you direct. If you are a stockholder of record and attend the Special Meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the Special Meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

         Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Maximum either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Special Meeting in person and so request, although attendance at the Special Meeting will not by itself revoke a previously granted proxy.

What are the recommendations of the Board of Directors?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The recommendation of the Board of Directors is set forth with the description of each item in this proxy statement. In summary, the Board of Directors recommends a vote in favor of the amendments to the Articles of Incorporation of Maximum, and makes no recommendation as to the adoption of the Agreement to acquire the assets of Barrington Gap, Inc., all as described in detail in this Proxy Statement.

         With respect to any other matter that properly comes before the Special Meeting, the proxy holders will vote as recommended by the Board of Directors, or, if no recommendation is given, in their own discretion.

   CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

         Some statements in this Proxy Statement contain certain "forward-looking" statements of management of Maximum. Forward-looking statements are statements that estimate the happening of future events are not based on historical fact. Forward-looking statements may be identified by the use of forward-looking terminology, such as "may", "shall", "will", "could", "expect", "estimate", "anticipate", "predict", "probable", "possible", "should", "continue", or similar terms, variations of those terms or the negative of those terms. The forward-looking statements specified in the following information have been compiled by our management on the basis of assumptions made by management and considered by management to be reasonable. Our future operating results, however, are impossible to predict and no representation, guaranty, or warranty is to be inferred from those forward-looking statements.

         The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. We cannot guaranty that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and we assume no obligation to update any such forward-looking statements.

         PLEASE NOTE THAT THE COMPANY'S CONTROLLING STOCKHOLDERS HAVE INFORMED THE COMPANY THAT THEY WILL BE VOTING "FOR" PROPOSALS 1 AND 2 ABOVE. THE NUMBER OF VOTES HELD BY THE CONTROLLING STOCKHOLDERS ARE SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR BOTH OF THE PROPOSALS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE EITHER OF THE PROPOSALS.

PROPOSAL 1

AMENDMENTS TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK, AND AUTHORIZE THE BOARD OF DIRECTORS TO ESTABLISH THE PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF OUR PREFERRED STOCK WITHOUT OBTAINING STOCKHOLDER APPROVAL.

THE BOARD OF DIRECTORS OF MAXIMUM RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE "FOR" THE APPROVAL OF AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK

         On September 30, 2002, our Board of Directors approved, subject to stockholder approval, an Amendment to our Articles of Incorporation to authorize an increase from 20,000,000 shares of authorized Common Stock to 200,000,000 shares of authorized Common Stock, no par value per share, to increase the number of authorized shares of Preferred Stock no par value per share from 5,000,000 to 20,000,000 and to grant the Board of Directors the power to establish the preferences, limitations and relative rights of the Preferred Stock. We propose to amend Article III, Section 2 of our Articles of Incorporation to read as set forth below in this Proxy Statement:

"The total number of Authorized shares are two hundred twenty million (220,000,000) consisting of 200,000,000 Shares of Type A and 20,000,000 Shares of Type B. Type B Shares will have such preferences, limitations and relative rights as the Board of Directors may establish."

CONSEQUENCES OF APPROVAL OF AMENDMENTS TO THE ARTICLES OF INCORPORATION

         If the amendment to our Articles of Incorporation to increase the authorized shares of our capital stock to two hundred million (200,000,000) shares of Common Stock and twenty million (20,000,000) shares of Preferred Stock, and to authorize the Board of Directors to establish the preferences, limitations and relative rights of our Preferred Stock without obtaining Stockholder consent is approved, the Board of Directors may designate the preferences, limitations and relative rights of such stock.

         The affirmative vote of a majority of the outstanding shares of our Common Stock at the Special Meeting, whether in person or by proxy, is required to approve these amendments to the Articles of Incorporation.

         The Board of Directors recommends that the stockholders vote FOR the amendments to the Articles of Incorporation to increase the number of shares of authorized Common Stock, to increase the number of shares of authorized Preferred Stock, and to authorize the Board of Directors to establish the preferences, limitations and relative rights of our Preferred Stock without obtaining stockholder approval. Proxies solicited by the Board of Directors will be voted for these amendments to the Articles of Incorporation unless stockholders specify in their proxies a contrary choice.

PROPOSAL 2

APPROVAL OF THE AGREEMENT TO ACQUIRE ALL THE ASSETS OF BARRINGTON GAP, INC., IN EXCHANGE FOR STOCK AND OTHER CONSIDERATION.

THE BOARD OF DIRECTORS OF MAXIMUM MAKES NO RECOMMENDATION TO HOLDERS OF COMMON STOCK AS TO THE APPROVAL OF THE AGREEMENT TO ACQUIRE THE ASSETS OF BARRINGTON GAP, INC.

         On October 8, 2002 Maximum's Board of Directors approved an Asset Purchase Agreement (the "Agreement") to acquire the assets of Barrington Gap, Inc., pursuant to the Agreement attached hereto as Exhibit B. The Agreement provides for a transaction (the "Purchase") whereby Maximum will deliver to Barrington Gap, Inc. consideration in an aggregate amount of $100,000.00, which will consist of the following:


Maximum will write off the $47,000.00 in accounts receivable that Barrington Gap, Inc. owes Maximum; and the remaining $53,000 will be payable by 1,060,000 shares of Maximum's Common Stock priced at $0.05 per share. The 1,060,000 shares of our common stock that we will issue will represent approximately 9.99% of the shares of our common stock then outstanding. Maximum and Barrington Gap, Inc. have determined that such an arrangement between the two represents an opportunity for both our companies to achieve long-term strategic and financial benefits.


The following are answers to some of the questions about the Purchase that you, as one of our stockholders, may have. We urge you to read this Proxy Statement, including the Purchase Agreement, carefully because the information in this section is not complete.

Has the Board of Directors approved the Purchase?

Yes. On October 8, 2002 our directors approved the Purchase Agreement and all of the transactions and developments contemplated.

Why is Maximum purchasing the assets of Barrington Gap, Inc.?

In December 2001, our first customer, Barrington Gap, Inc., agreed to a 10-month contract worth $75,000 in exchange for use of our software. Of that amount, approximately $47,000 remains as an amount represented accounts payable to us by Barrington Gap., Inc. Rather than continue under the terms of the December 2001 contract, Maximum and Barrington Gap, Inc., Maximum agreed to acquire all the assets of Barrington Gap, Inc., in exchange for 1,060,000 shares of our common stock at $.05 per share and for writing off that $47,000 amount owed. These assets consist of various software and service contracts, more particularly described in the Agreement, attached as Exhibit B. There is no current relationship between Maximum and Barrington Gap, Inc., although Eric Majors, our chief executive officer, was the former vice president of Barrington Gap, Inc.

We believe that the acquisition of Barrington Gap, Inc.'s assets, including a variety of software and a number of service and maintenance contracts will prove beneficial to us in that we will improve our ability to conduct operations.

How will the Purchase work?

The Purchase will be a very simple, straight-forward transaction. We will acquire all of the assets in Barrington Gap, Inc., valued at $100,000, which will be acquired in exchange 1,060,000 shares of our common stock priced at $.05 per share, and for writing off the accounts receivable in the amount of $47,000.

Do I have the right to vote on the Purchase?

Yes, you do. That is one of the purposes of this proxy statement. We are soliciting your vote in favor of the Purchase. Your vote is required because the accounts receivable to be written off in this transaction is equivalent to the sale of a substantial portion of our assets.

Will my vote have any effect on the outcome?

No, it will not. Our officers, directors and controlling stockholders hold enough votes to approve all of the proposals and they has informed us that they will be voting their shares in favor of all the proposals discussed herein.

How many shares will I have after the Purchase?

The number of shares you own will remain the same. Nonetheless, your ownership percentage will be diluted. We are issuing 1,060,000 shares of our common stock in the Purchase, and the total number of shares of our common stock issued and outstanding will therefore increase to 10,610,000 from the current 9,550,000.

When do you expect the Purchase to be completed?

We hope to complete the Purchase as soon as possible, assuming that all of the conditions to the closing of the Purchase as set forth in the Agreement are either waived or completed to the satisfaction of the parties.

Do I have any dissenters' rights?

Pursuant to Colorado Business Corporation Act section 7-113-102, shareholders are entitled to dissent and demand payment of fair value for their shares. We will provide to any shareholder seeking to dissent all of the necessary documents required for that purpose upon request to us at 2 N. Cascade Avenue, Suite 1100, Colorado Springs, CO 80903. Article 113 of the Colorado Business Corporation Act is attached as Exhibit C.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information with respect to the beneficial ownership of our Common Stock owned, as of October 11, 2002, by:

     o    the holders of more than 5% of our Common Stock;

     o    each of our directors;

     o    our executive officers; and

     o    all directors and executive officers of our company as a group.

         As of October 11, 2002, an aggregate of 9,550,000 shares of our Common Stock were issued and outstanding. As of this same date, there were no options or warrants to acquire our Common Stock issued.

======================= ====================================== =========================================== =================
    Title of Class               Name and Address of                      Amount and Nature of             Percent of Class
                                  Beneficial Owner                        Beneficial Owner (2)
----------------------- -------------------------------------- ------------------------------------------- -----------------
                        Eric Majors                                         2,500,000 shares
Common Stock            P.O. Box 7812                                   chief executive officer,                26.18%
                        Colorado Springs, CO 80933                  chief financial officer, director
----------------------- -------------------------------------- ------------------------------------------- -----------------
                        Rodney Ramsay
Common Stock            1437 N. Nevada Ave., #3                             1,500,000 shares                    15.71%
                        Colorado Springs, CO  80907                       president, director
----------------------- -------------------------------------- ------------------------------------------- -----------------
                        Nathan Enger
Common Stock            8416 Old Exchange Drive                             1,000,000 shares                    10.47%
                        Colorado Springs, CO 80920                      vice president, director
----------------------- -------------------------------------- ------------------------------------------- -----------------
                        Europa Global, Inc.(1)
Common Stock            102 S. Tejon Street, Ste 1100                       2,000,000 shares                    20.94%
                        Colorado Springs, CO  80903
----------------------- -------------------------------------- ------------------------------------------- -----------------
                        Ernesto Angel
Common Stock            12549 McKenzie Ct.                                   625,000 shares                     6.54%
                        Colorado Springs, CO 80020
----------------------- -------------------------------------- ------------------------------------------- -----------------
                        Jesus Romero
Common Stock            621 W. Colorado Ave.                                 550,000 shares                     5.76%
                        Colorado Springs, CO 80905
----------------------- -------------------------------------- ------------------------------------------- -----------------

Common Stock            All Officers & Directors                            5,000,000 shares                    52.36%
                        as a group
======================= ====================================== =========================================== =================

(1) Ernesto Angel is the sole officer, director and shareholder of Europa Global, Inc.

(2) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them.


                         FINANCIAL AND OTHER INFORMATION

Plan of Operation
-----------------

We have generated $28,000 in revenues since our inception on August 23, 2000. On December 15, 2001 our first customer, Barrington Gap, Inc., agreed to a 10-month contract worth $75,000 and began utilizing our software. Parts of the web based software package, such as the contact database management system, have already been in use for several months by potential customers who are testing the system's capabilities. To date, the software has received favorable reviews by several international fund managers, investment advisors and US based companies. We have also received inquiries from a US$110 million fund out of Hong Kong as well as from a Canadian branch of Pricewaterhouse Coopers (PWC). There can be no assurance that these inquiries will result in any future revenues.

On August 30, 2002, we finished the development of the Alpha versions of our proprietary financial software system, Datalus. We are currently preparing the software for commercialization and making minor modifications to style and design. We anticipate that the software should be ready for commercialization by November 30, 2002.

Once commercialization begins, we will begin aggressively marketing to fund managers and registered investment advisors. Throughout the development stage, we have been compiling a list of potential customers based on inquiries or potential customers with whom our management had discussed the capabilities of Datalus. We have also been conducting informal surveys with fund managers and investment advisors to determine the critical functions they need a hedge fund administration application to have. All of the contacts on this list represent potential customers and will be the first group we market our product to. There can be no assurance, however, that any of these potential customers will in fact become paying customers.

Working off of the list of potential customers that we currently have, we hope to procure five customer agreements by December 31, 2002. However, in order to keep cash expenses down, we are only projecting to have two customers by December 31, 2002. We wish to remind investors that there can be no assurance that we will meet these projections or secure any customers at all.

We do not anticipate that there will be any significant changes in the number of employees or expenditures for software development, hedge fund administration service costs, or equipment from what we currently have. There can be no assurance, however, that conditions will not change forcing us to make changes to any of our plan of operations or business strategies.


                             ADDITIONAL INFORMATION

         Maximum will furnish without charge to any stockholder, upon written or oral request, any documents filed by Maximum pursuant to the Securities Exchange Act. Requests for such documents should be addressed to Maximum Dynamics, Inc., 2 North Cascade Avenue, Suite 1100, Colorado Springs, CO 80903. Documents filed by Maximum Dynamics pursuant to the Securities Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission's Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission's web site (http://www.sec.gov).


                                  OTHER MATTERS

         The Board of Directors knows of no business which will be presented for consideration at the Special Meeting other than that shown above. However, if any business shall properly come before the Special Meeting, the persons named in the enclosed proxy or their substitutes will vote the proxy in respect of any such business in accordance with their best judgment pursuant to the discretionary authority conferred thereby.

October 25, 2002

--------------------------------------------------------------------------------
          PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN
              IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES
                   NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                MAXIMUM DYNAMICS
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
               Special Meeting of Stockholders - November 27, 2002
--------------------------------------------------------------------------------

The undersigned stockholder of MAXIMUM DYNAMICS, INC. ("Maximum"), revoking all previous proxies, hereby constitutes and appoints Eric R. Majors and Nathan Enger, and each of them acting individually, as the agents and proxies of the undersigned, with full power of substitution in each, for and in the name and stead of the undersigned, to attend the Special Meeting of Stockholders of Maximum Dynamics to be held on November 27, 2002 at 11:00 A.M., local time, at Maximum's executive offices, 2 N. Cascade Avenue, Suite 1100, Colorado Springs, Colorado 80903, and to vote all shares of Common Stock of Maximum which the undersigned would be entitled to vote if personally present at the Special Meeting, and at any adjournment or postponement thereof; provided, that said proxies are authorized and directed to vote as indicated with respect to the matters set forth on the reverse side hereof:

This Proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL AMENDMENTS TO MAXIMUM'S ARTICLES OF INCORPORATION. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the Special Meeting or any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said agents and proxies may do by virtue hereof and hereby confirms that this Proxy shall be valid and may be voted whether or not the stockholder's name is signed as set forth below or a seal is affixed or the description, authority or capacity of the person signing is given or other defect of signature exists.

1. To approve proposed amendments to the Company's Articles of Incorporation, a copy of which is attached hereto as Exhibit A, to effect the following:

     o increase our authorized Common Stock from 20,000,000 shares to 200,000,000 shares;

     o increase our authorized Preferred Stock from 5,000,000 shares to 20,000,000 shares no par value per share;

     o authorize the Board of Directors to establish the preferences, limitations and relative rights of our Preferred Stock without obtaining stockholder approval.

           |_|  FOR         |_|  AGAINST          |_|  ABSTAIN

2. To approve the purchase of the assets of Barrington Gap, Inc., pursuant to the agreement attached as Exhibit B.

           |_|  FOR         |_|  AGAINST          |_|  ABSTAIN

In their discretion, the proxies will vote on such other business as may properly come before the 2002 Special Meeting.

|_| Please check here if you plan to attend the Special Meeting in person.

NOTE: PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign this Proxy exactly as name(s) appear in address below. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. Corporations please sign with full corporate name by a duly authorized officer and affix the corporate seal.

--------------------------------------

--------------------------------------
Signature(s)                     Date

Exhibit A

                            Articles of Amendment to

                            Articles of Incorporation
                                       Of
                             Maximum Dynamics, Inc.,
                             a Colorado corporation

The undersigned corporation, pursuant to ss. 7-110-106, Colorado Business Corporation Act, delivers these Articles of Amendment to its Articles of Incorporation to the Colorado Secretary of State for filing, and states as follows:


1.   The name of the corporation is: Maximum Dynamics, Inc.

2. The following amendment to the Articles of Incorporation was adopted on September 30, 2002:

3.   The text of the amendment adopted is as follows:


                                   ARTICLE III
                                  SHARES ISSUED

SECTION 2. The total number of Authorized shares are two hundred twenty million (220,000,000) consisting of 200,000,000 Shares of Type A and 20,000,000 Shares of Type B. Type B Shares will have such preferences, limitations and relative rights as the Board of Directors may establish.

4. That the Board of Directors of Maximum Dynamics, Inc. has approved a proposal duly amending the Articles of Incorporation of said corporation. Such amendment was adopted by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed and attested by its duly authorized officers, this 30th day of September 2002.

/s/ Eric Majors
-----------------------------------
Eric Majors, Chief Executive Officer and
Chief Financial Officer

/s/ Rodney Ramsay
-----------------------------------
Rodney Ramsay, President

/s/ Nathan Enger
-----------------------------------
Nathan Enger, Vice-President

Exhibit B


                            ASSET PURCHASE AGREEMENT
-------------------------------------------------------------------------------

This ASSET PURCHASE AGREEMENT (the "AGREEMENT"), dated as of the 8th day of October, 2002, by and between Barrington Gap, Inc. ("Seller"), whose address is 2 N. Cascade Avenue, Suite 1100, Colorado Springs, CO 80903, and Maximum Dynamics, Inc. (Buyer), a Colorado corporation whose address is 2 N. Cascade Avenue, Suite 1100, Colorado Springs, CO 80903.

                                    RECITALS
                                    --------

     A. Seller is engaged in the development of Internet marketing software and providing Internet marketing services to companies.

     B. Seller wishes to sell to Buyer and Buyer wishes to buy from Seller the Internet marketing software, sales force and prospecting software, maintenance contracts and software development for three (3) Internet Service Providers
(ISPs), customer contracts, partnership agreement with technology development center in South Africa (Tech Center), partnership agreement with call center in South Africa (Call Center), and proprietary knowledge of Seller (as defined below "Assets"), upon the terms and conditions of this Agreement (the "PURCHASE").

NOW, THEREFORE, the parties hereby agree as follows:

1. PURCHASE OF ASSETS.
     A. Seller hereby sells, transfers and assigns to Buyer (the "TRANSFER"), and Buyer hereby purchases and accepts from Seller, in each case free and clear of all Liens (as defined below), Seller's Internet marketing software, sales force and prospecting software, maintenance contracts and software development for three (3) Internet Service Providers (ISPs), customer contracts, a partnership agreement with technology development center in South Africa (Tech Center), a partnership agreement with call center in South Africa (Call Center), and proprietary knowledge, which are used in connection with or otherwise relate to the Seller's Business (the "ASSETS"), including, without limitation:
          i. Internet marketing software that is composed of three distinct functions: opt-in email marketing, search engine optimization and customer inquiry automation;
          ii. Sales force and prospecting software that allows marketing and web data that is captured from a website to be inputted into designated databases and/or customer accounts;
          iii. maintenance contracts and software development for three (3) Internet Service Providers (ISPs);
          iv.  Customer contracts and customer prospect list;
          v. Partnership agreement with technology development center in South Africa (Tech Center) where software development and other engineering projects can be managed;
          vi. Partnership agreement with call center in South Africa (Call Center) where both inbound and outbound calls can be received and made;
          vii. and other proprietary knowledge;

       B. The sale of said Assets is subject to approval by the Board of Directors and shareholders of Buyer. If both the Board of Directors and shareholders of Buyer do not approve the sale of said Assets, this agreement will be deemed null and void. Additionally, if any Assets constituting Contracts or Permits are not by their terms assignable or require the consent of a third party in connection with the sale by Seller, Seller will use reasonable efforts to assist Buyer to obtain such consent promptly. During the period in which the applicable Contract or Permit is not capable of being assigned to Buyer due to the failure to obtain any required consent, Seller will make such arrangements as may be necessary to enable Buyer to receive all the economic benefits under such Contract or Permit accruing on and after the execution of this Agreement.

-------------------------------------------------------------------------------
                Maximum Dynamics o 2 N. Cascade Avenue, Ste 1100
                         o Colorado Springs o CO o 80903
                      Phone 719-338-7743 o Fax 435-203-0928

                            ASSET PURCHASE AGREEMENT
 -------------------------------------------------------------------------------


     C. Notwithstanding anything in this Agreement to the contrary, (i) Seller will retain and not transfer to Buyer the assets described in Schedule 1(c)(i) (the "EXCLUDED ASSETS"); and (ii) Buyer will not assume and will be deemed not to have assumed and be responsible for, and Seller will be solely and exclusively liable and responsible for, any Indebtedness (as defined below), obligations, Contracts or liabilities of Seller relating to the Business, including but not limited to, the obligations described in Schedule 1(c)(ii)(a) (the "RETAINED LIABILITIES"), other than the Indebtedness, obligations, Contracts or liabilities listed on Schedule 1(c)(ii)(b) (the "ASSUMED LIABILITIES").

     D. Notwithstanding anything in this Agreement to the contrary, Buyer will not assume and will be deemed not to have assumed and be responsible for, and Seller will be solely and exclusively liable and responsible for, any debt, obligations or liabilities of Seller with respect to (i) any federal, state, local or foreign taxes relating to tax periods (or any portion thereof) ending on or prior to the date hereof, or (ii) any tax liability of Seller arising out of or in connection with the consummation or performance of the transactions contemplated by this Agreement (the "RETAINED TAXES").

     E. For purposes of this Agreement,


          i. "CONTRACT" means any contract, license, lease (including any lease for real property), commitment, purchase order or any other agreement, whether written or oral, relating to the Business;
          ii. "GAAP" means U.S. generally accepted accounting principles, consistently applied.
          iii. "INTELLECTUAL PROPERTY RIGHT" means any trademark, service mark, trade name, invention, patent, trade secret, copyright, know-how, proprietary computer software, computer databases, Internet addresses or domain names (including any registrations or applications for registration or renewal of any of the foregoing) or any other similar type of proprietary intellectual property right, in each case which is used or held for use or otherwise necessary in connection with the conduct of the Business;
          iv. "PERMIT" means any governmental or regulatory license, authorization permit, franchise consent or approval which is obtained in connection with the conduct of the Business;
          v. "PERSON" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof;
          vi. "TAXES" means (A) any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, license, withholding on amounts paid to or by Seller, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest, penalty, addition to tax or additional amount imposed by any Taxing Authority in connection with the conduct of the Business,
(B) any liability of Seller for the payment of any amounts of any of the foregoing types as a result of being a member of an affiliated, consolidated, combined or unitary group, or being a party to any agreement or arrangement whereby liability of Seller for payment of such amounts was determined or taken into account with reference to the liability of any other Person, and (C) any liability of Seller for the payment of any amounts as a result of being a party to any tax-sharing agreements in connection with the conduct of the Business or with respect to the payment of any amounts of any of the foregoing types as a result of any express or implied obligation to indemnify any other Person; and

--------------------------------------------------------------------------------
                Maximum Dynamics o 2 N. Cascade Avenue, Ste 1100
                         o Colorado Springs o CO o 80903
                      Phone 719-338-7743 o Fax 435-203-0928

                            ASSET PURCHASE AGREEMENT
 -------------------------------------------------------------------------------


          vii. "TAXING AUTHORITY" means any Governmental Authority (as defined below) responsible for the imposition of any Tax.


       2. PRICE AND PAYMENT.

       A. In consideration for the Transfer by Seller to Buyer of the Assets in accordance with this Agreement, Buyer will deliver to Seller consideration in an aggregate amount of $950,000.00 (the "CONSIDERATION"), which will consist of the following:
          i. Buyer will write off the $50,000.00 in accounts receivable that Seller owes Buyer;
          ii. The remaining $900,000 will be payable by 1,000,000 shares or Buyer's Common Stock priced at $0.90 per share.

       B. As soon as reasonably practicable after the date of this Agreement, Seller will deliver to Buyer the following: (i) such duly executed, good and sufficient instruments of conveyance, transfer and assignment, other than a bill of sale, as will be reasonably required by Buyer and its counsel and as will be necessary to convey to Buyer all of Seller's rights, title and interests in and to the Assets, if any; and (ii) all other documents, instruments and writings necessary to consummate the transaction contemplated hereby or expressly required to be delivered by Seller in accordance with this Agreement.

       C. As a condition to Seller entering into this Agreement, Buyer will deliver to Seller a copy of the documents, instruments and writings necessary to consummate the transactions contemplated hereby or expressly required to be delivered by Buyer in accordance with this Agreement.

       D. For purposes of determining Buyer's Tax basis in the Assets and gain or loss recognized by Seller with respect to the sale of the Assets to Buyer, Buyer and Seller will allocate the Consideration among the Assets according to the fair market.

       3. SELLER'S REPRESENTATIONS AND WARRANTIES. Seller represents and warrants to Buyer as follows:

       A. Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of Colorado.

       B. Seller has all requisite power and authority to execute and deliver this Agreement and those other agreements and instruments required to be executed or delivered under this Agreement, and to perform its obligations hereunder, and this Agreement has been duly executed and delivered by Seller and constitutes, assuming due authorization, execution and delivery of this Agreement by Buyer, and any other agreements to be executed and delivered by Buyer pursuant hereto, when fully executed and delivered, will constitute, a valid and binding obligation of Seller enforceable against it in accordance with their terms, except to the extent that enforcement thereof may be subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws now or hereafter affecting creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).



-------------------------------------------------------------------------------
                Maximum Dynamics o 2 N. Cascade Avenue, Ste 1100
                         o Colorado Springs o CO o 80903
                      Phone 719-338-7743 o Fax 435-203-0928

                            ASSET PURCHASE AGREEMENT
--------------------------------------------------------------------------------

       C. Neither the execution and delivery by Seller of this Agreement nor the performance by Seller of its obligations hereunder will (i) conflict with or result in any breach of any provision of the Certificate of Incorporation or Bylaws of any corporation or Seller; (ii) result in (with or without the giving of notice or lapse of time or both) a material violation or breach of, or constitute a default or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any Indebtedness, license, lease or Contract or similar instrument or obligation to which any Seller, or by which any of the Assets, may be bound; or (iii) violate any order, injunction, decree, statute, rule or regulation of any federal, state, local or foreign governmental entity or municipality or subdivision thereof or court, tribunal, commission, board, bureau, agency or legislative, executive, governmental or regulatory authority or agency (a "GOVERNMENTAL AUTHORITY") to which any Seller or the Business is subject.

       D. Seller owns the Assets and has and will deliver to Buyer, good, valid and marketable title to, all of the Assets, in each case, free and clear of all mortgages, pledges, security interests, liens (including tax liens), charges, options or other encumbrances of any nature whatsoever (collectively, "LIENS").

       4. BUYER'S REPRESENTATIONS AND WARRANTIES. Buyer represents and warrants to as follows:
       A. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the state of Colorado.

       B. Buyer has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by Buyer and constitutes, assuming due authorization, execution and delivery of this Agreement by Seller and any other agreements to be executed by Seller pursuant hereto, when fully executed and delivered, will constitute a valid and binding obligation of Buyer, enforceable against Buyer in accordance with their terms, except to the extent that enforcement thereof may be subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws now or hereafter affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

       C. Neither the execution and delivery by Buyer of this nor the performance by Buyer of its obligations hereunder will (i) conflict with or result in any breach of any provision of the Certificate of Incorporation or Bylaws of Buyer or (ii) violate any order, injunction, decree, statute, rule or regulation of any Governmental Authority to which Buyer is subject.





-------------------------------------------------------------------------------
                Maximum Dynamics o 2 N. Cascade Avenue, Ste 1100
                         o Colorado Springs o CO o 80903
                      Phone 719-338-7743 o Fax 435-203-0928

                            ASSET PURCHASE AGREEMENT
-------------------------------------------------------------------------------


       5. INDEMNIFICATION.
       A. The representations and warranties of the parties contained herein or in any signed writing delivered in connection with this Agreement will survive for a period of 3 years after the execution of this Agreement.

       B. Seller will indemnify Buyer and its employees, officers, directors, agents and representatives, in their capacities as such, and the successors, heirs and personal representatives of any of them (collectively, the "BUYER INDEMNIFIED PARTIES") against and hold them harmless from any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and attorneys' fees and expenses) (collectively "LOSS") incurred or suffered by any Buyer Indemnified Party arising out of or relating to (i) any breach of any representation, warranty, covenant or other agreement of Seller contained herein, (ii) any Retained Liabilities, (iii) any Retained Taxes or (iv) any alleged, claimed or established negligence or breach of Seller (or any of its affiliates or predecessors or any of the respective officers, directors, agents, consultants or employees of Seller or any of its affiliates or predecessors) with respect to the performance by such parties of services, Contracts, agreements, policies or similar undertakings on or prior to the execution of this Agreement.

       C. Buyer will indemnify Seller and its employees, officers, directors, agents and representatives, in their respective capacities as such, and the successors, heirs and personal representatives of any of them (collectively, the "SELLER INDEMNIFIED PARTIES") against and hold them harmless from any and all Loss incurred or suffered by any Seller Indemnified Party arising out of or relating to (i) any breach of any representation, warranty, covenant or other agreement of Buyer contained herein or (ii) any Assumed Liabilities.

       D. A Person seeking indemnification pursuant to Sections 5(b) and 5(c) (an "INDEMNIFIED PARTY") with respect to a claim, action or proceeding by a Person who is not a Buyer Indemnified Party or a Seller Indemnified Party will give prompt written notice to the party from whom such indemnification is sought (the "INDEMNIFYING PARTY") of the assertion of any claim, or the commencement of any action or proceeding, in respect of which indemnity may be sought hereunder; provided that the failure to give such notice will not affect the Indemnified Party's rights to indemnification hereunder, unless such failure would prejudice in any material respect the Indemnifying Party's ability to defend such claim, action or proceeding. The Indemnifying Party will have the right to assume the defense of any such action or proceeding at its expense, provided that (a) in the reasonable judgment of the Indemnified Party, the Indemnifying Party has adequate resources to undertake such defense and satisfy any indemnifiable Loss arising from such action or proceeding and (b) the selection of counsel is approved by the Indemnified Party (which approval will not be unreasonably withheld or delayed). If the Indemnified Party so determines that the Indemnifying Party does not





-------------------------------------------------------------------------------
                Maximum Dynamics o 2 N. Cascade Avenue, Ste 1100
                         o Colorado Springs o CO o 80903
                      Phone 719-338-7743 o Fax 435-203-0928

                            ASSET PURCHASE AGREEMENT
-------------------------------------------------------------------------------

    have adequate resources, or the Indemnifying Party does not elect to assume the defense of any such action or proceeding, or fails to make such an election within 20 days after it receives such notice pursuant to the first sentence of this Section 5(d), the Indemnified Party may assume such defense at the expense of the Indemnifying Party. The Indemnified Party will have the right to participate in (but not control) the defense of an action or proceeding defended by the Indemnifying Party hereunder and to retain its own counsel in connection with such action or proceeding, but the fees and expenses of such counsel will be at the Indemnified Party's expense unless (i) the Indemnifying Party and the Indemnified Party have mutually agreed in writing to the retention of such counsel or (ii) the named parties in any such action or proceeding (including impleaded parties) include the Indemnifying Party and the Indemnified Party, and representation of the Indemnifying Party and the Indemnified Party by the same counsel would create a conflict, provided that, unless otherwise agreed by the Indemnifying Party, if the Indemnifying Party is obligated to pay the fees and expenses of such counsel, the Indemnifying Party will be obligated to pay only the fees and expenses associated with one attorney or law firm, as applicable, for the Indemnified Party. An Indemnifying Party will not be liable under Sections 5(b) or 5(c) for any settlement effected without its written consent, which consent will not be unreasonably withheld or delayed, of any claim, action or proceeding in respect of which indemnity may be sought hereunder.

          6. FURTHER ASSURANCES BY SELLER. Seller will execute such additional documents as Buyer may reasonably request to vest or confirm the vesting in Buyer of all of the Assets and title thereto.

          7. AMENDMENT. This Agreement may be amended only by an instrument in writing signed by Seller and Buyer.

          8. FEES AND EXPENSES. All fees and expenses incurred in connection with this Agreement and the transactions contemplated by this will be paid by the party incurring such fees or expenses, whether or not the transactions contemplated hereby are consummated.

          9. SELLER'S KNOWLEDGE. All references to the "Seller's knowledge" or to words of similar import will be deemed to be references to the actual knowledge of one or more of the officers or directors of Seller.

          10. GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Colorado, without regard to its conflict of law rules, principles or provisions of such state or of any other state. The sole jurisdiction and venue for any litigation arising out of this Agreement will be an appropriate federal or district court located in the State of Colorado, and each party hereby consents to such jurisdiction. Each party agrees not to raise and waives any objection to or defense based on the venue of any such court or forum non conveniens.

          11. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          12. SECTION HEADINGS. Section headings are for convenient reference only and will not affect the meaning or have any bearing on the interpretation of any provision of this Agreement.

          13. ENTIRE AGREEMENT. This Agreement, together with any other documents referred to herein or delivered pursuant hereto that form a part hereof, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties or either of them with respect to the subject matter hereof.




-------------------------------------------------------------------------------
                Maximum Dynamics o 2 N. Cascade Avenue, Ste 1100
                         o Colorado Springs o CO o 80903
                      Phone 719-338-7743 o Fax 435-203-0928

                            ASSET PURCHASE AGREEMENT
--------------------------------------------------------------------------------



          14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

          15. EFFECTIVE TIME. Notwithstanding anything to the contrary contained in this Agreement, this Agreement will be deemed to be
effective for all   accounting, tax and other purposes as of 12:00 a.m.
on October 11,   2002 (such date and time, the "EFFECTIVE TIME").


All notices and writings, required or given pursuant to this Agreement, shall be signed by the party relying thereon to be sent by prepaid postal mail rates or by facsimile transmission, to a location or number set forth below:


   Maximum Dynamics, Inc.                       Barrington Gap, Inc.
   ----------------------                       --------------------


A) Maximum Dynamics, Inc.                   B) Barrington Gap, Inc.
   2 N. Cascade Avenue, Suite 1100             2 N. Cascade Avenue, Suite 1100
   Colorado Springs, CO  80903                 Colorado Springs, CO  80903
   Tel:  (719) 338-7743                        Tel:  (303) 733-3484
   Fax:  (435) 203-0928                        Fax:  (303) 744-7296


In witness whereof the parties have set their hands and seals as of the date first written above.

   Maximum Dynamics, Inc.                      Barrington Gap, Inc.
   ----------------------                      --------------------
   By: Eric R. Majors                          By:  Joshua N. Wolcott


   Signature: /s/ Eric R. Majors               Signature: /s/ Joshua N. Wolcott
   -----------------------------               --------------------------------
   Title: Chief Executive Officer              Title:   Chief Executive Officer




-------------------------------------------------------------------------------
                Maximum Dynamics o 2 N. Cascade Avenue, Ste 1100
                         o Colorado Springs o CO o 80903
                      Phone 719-338-7743 o Fax 435-203-0928

                            ASSET PURCHASE AGREEMENT
--------------------------------------------------------------------------------

SCHEDULE 1(c)(i)

EXCLUDED ASSETS
1. Buyer will not assume accounts receivable (including billed and unbilled) of Seller.


SCHEDULE 1(c)(ii)(a)

RETAINED LIABILITIES
1. Seller will retain accounts payable and accrued expenses arising prior to the Effective Time.



SCHEDULE 1(c)(ii)(b)

ASSUMED LIABILITIES
1.   Buyer will assume no liabilities of Seller.




--------------------------------------------------------------------------------
                Maximum Dynamics o 2 N. Cascade Avenue, Ste 1100
                         o Colorado Springs o CO o 80903
                      Phone 719-338-7743 o Fax 435-203-0928

Exhibit C

                                Colorado Statutes
                                     TITLE 7
                          CORPORATIONS AND ASSOCIATIONS
                         Colorado Business Corporations
                         ARTICLE 113 DISSENTERS' RIGHTS

 7-113-101. Definitions.

 For purposes of this article:

 (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

 (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

 (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

 (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

 (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

 (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

 (7) "Shareholder" means either a record shareholder or a beneficial shareholder.

 7-113-102. Right to dissent.

 (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

 (a) Consummation of a plan of merger to which the corporation is a party if:

 (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

 (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

 (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

 (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

 (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

 (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

 (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

 (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

 (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

 (1.8) the limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

 (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

 (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

 (c) Cash in lieu of fractional shares; or

 (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

 (2) (Deleted by amendment, L. 96, p. 1321,ss.30, effective June 1, 1996.)

 (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

 (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

 (4) A shareholder entitled to dissent and obtains payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.



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 7-113-103. Dissent by nominees and beneficial owners.

 (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

 (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

 (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

 (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

 (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.




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